SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             September 6, 2006
                             -----------------
                              Date of Report
                    (Date of earliest event reported)


                          Reflect Scientific, Inc.
                          ------------------------
           (Exact name of registrant as specified in its charter)



    UTAH                        000-31377                      87-0642556
    -----                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                           1270 South 1380 West
                             Orem, Utah 84058
                           --------------------
                  (Address of Principal Executive Offices)

                              (801) 226-4100
                              ---------------
                      (Registrant's Telephone Number)


                            970 Terra Bella Avenue
                       Mountain View, California 94043
                       -------------------------------
                   (Former Address of Principal Executive Offices)

                               (650) 960-0300
                               --------------
                 (Registrant's Former Telephone Number)

        (Former Name or Former Address if changed Since Last Report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.
            ------------------------

     See the Press Release, Exhibit 99.1, attached hereto and incorporated herein by reference.

Item 8.01 Other Events.
          ------------

     On September 6, 2006, we announced the execution of a Letter of Intent to acquire Image Laboratories International ("ILI"). ILI is a manufacturer and developer of factory automation equipment. Their primary product line focuses in the areas of automated inspection, measurement and material handling. ILI operates within dynamic capital equipment markets and has been listed on the INC 500 as one of America's fastest growing companies. Please see the Press Release of September 6, 2006, which is attached hereto and incorporated herein by reference. See Item 9.01.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

Exhibit
Number                Description
------                -----------

99.1               Press Release of September 6, 2006.

                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REFLECT SCIENTIFIC, INC.

Dated: 09/06/06                                 /s/ Kim Boyce
       --------                                ---------------------
                                               Kim Boyce
                                               President & Director
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